                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                                 December 28, 1998
                                 -----------------
                  Date of Report (Date of earliest event reported)

                          INTERNATIONAL NETWORK SERVICES
                          ------------------------------
             (Exact Name of the Registrant as Specified in Its Charter)

                                      Delaware
                                      --------
                   (State or Other Jurisdiction of Incorporation)



                000-21131                          77-0289509
                ---------                          ----------
         (Commission File Number)     (I.R.S. Employer Identification No.)


                1213 Innsbruck Drive, Sunnyvale, California 94089
                -------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

                                  (408) 542-0100
                                  --------------
                (Registrant's Telephone Number, Including Area Code)

                                         N/A
                                         ---
           (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.


Reincorporation in Delaware


     On December 28, 1998, International Network Services, a California corporation ("INS California"), completed a reincorporation in Delaware (the "Reincorporation") through the merger of INS California with and into its wholly-owned subsidiary, International Network Services, Inc., a Delaware corporation ("INS Delaware" or the "Company"). As of the effective date of the merger, INS California ceased to exist and INS Delaware's name was changed to International Network Services.

     The Reincorporation effects only a change in the legal domicile of the Company and will not result in any change in the Company's business, management, employees, fiscal year, assets or liabilities, trading symbol ("INSS"), location of any of the facilities (including corporate headquarters) and will not result in any relocation of management or other employees. The Reincorporation was approved by the holders of a majority of outstanding shares of Common Stock of INS California, at INS California's annual meeting of shareholders held on October 29, 1998 (the "Annual Meeting").

     Pursuant to the Agreement and Plan of Merger between INS Delaware and INS California, each share of INS California's Common Stock, no par value, automatically converted into one share of INS Delaware's Common Stock, $0.001 par value, on the effective date of the merger. Certificates representing issued and outstanding shares of INS California's Common Stock automatically represent the same number of shares of INS Delaware's Common Stock. Shareholders will not be required to undertake a mandatory exchange of INS California's shares.


Item 7. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number   Description
--------------   -----------
 2.1             Agreement and Plan of Merger between International Network
                 Services, a California corporation, and International Network
                 Services, Inc., a Delaware corporation, dated as of December
                 28, 1998.

 3.1             Certificate of Incorporation.

 3.2             Bylaws.

 10.1 Form of Indemnification Agreement executed by the Company and each of its executive officers and directors and certain key employees.


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                                     Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: December 29, 1998                International Network Services


                                             /s/ Kevin J. Laughlin
                                             ---------------------------------
                                             By: Kevin J. Laughlin
                                                 Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Secretary


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                           International Network Services
                                      Form 8-K
                                 Index to Exhibits

Exhibit Number   Description
--------------   -----------
 2.1             Agreement and Plan of Merger between International Network
                 Services, a California corporation, and International Network
                 Services, Inc., a Delaware corporation, dated as of
                 December 28, 1998.

 3.1             Certificate of Incorporation.

 3.2             Bylaws.

 10.1 Form of Indemnification Agreement executed by the Company and each of its executive officers and directors and certain key employees.